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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               -----------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 28, 2001


                          ABC FAMILY WORLDWIDE, INC.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                  333-12995              95-4596247
(State or Other Jurisdiction       (Commission           (IRS Employer
       of Incorporation)           File Number)        Identification No.)

                         500 South Buena Vista Street
                           Burbank, California 91521
                   (Address of Principal Executive Offices)

                                (818) 560-1000
                        (Registrant's Telephone Number)


         _____________________________________________________________
         (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous Accountants

On December 28, 2001, Registrant dismissed Arthur Andersen LLP as its independent accountant and designated PricewaterhouseCoopers LLP as its new independent accountant. The change was made as a result of the previously announced acquisition of Registrant by The Walt Disney Company, which became effective on October 24, 2001. PricewaterhouseCoopers LLP serves as the independent accountant for The Walt Disney Company and its subsidiaries.

The audit reports on Registrant's consolidated financial statements for each of the years in the two-year period ended June 30, 2001 did not contain any adverse opinion or disclaimer of opinion by Arthur Andersen LLP, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change the independent accountant was approved by Registrant's Board of Directors.

During the two years ended June 30, 2001, and the subsequent interim period, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused that firm to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years.

During the past two fiscal years and through the subsequent interim period, Arthur Andersen has not advised Registrant of any "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of
1933).

Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements above and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1.

(b)  New Independent Accountants

Registrant has engaged PricewaterhouseCoopers LLP as its new independent accountants as of December 28, 2001. During the two years ended June 30, 2001 and through December 28, 2001, Registrant has not consulted with PricewaterhouseCoopers LLP regarding any matters specified in Items 304
(a)(2)(i) or (ii) of Regulation S-K. Registrant has authorized Arthur Andersen to
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respond fully to any inquiries from PricewaterhouseCoopers LLP relating to its engagement as Registrant's independent accountant.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

16.1 Letter from Arthur Andersen LLP addressed to the Securities and Exchange Commission regarding change in certifying accountant.


                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 4, 2002                       ABC FAMILY WORLDWIDE, INC.


                                      By: /s/ David K. Thompson
                                          ---------------------
                                          Vice President and Assistant Secretary